UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2012

TELOS CORPORATION

(Exact name of registrant as specified in charter)

Maryland	001-08443	52-0880974
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

19886 Ashburn Road, Ashburn, Virginia	20147-2358
(Address of principle executive offices)	(Zip Code)

(703) 724-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On March 7, 2012, the Board of Directors of Telos Corporation (the “Company”) scheduled the date for its 2012 annual meeting of stockholders (“Annual Meeting”) for May 14, 2012, at 12:00 p.m. The Annual Meeting will be held in the auditorium of the Company’s headquarters located at 19886 Ashburn Road, Ashburn, Virginia, 20147-2358. The date of the Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2011 annual meeting of stockholders.

Stockholders who wish to submit proposals for the Annual Meeting must submit these proposals to the Company not later than March 23, 2012. All proposals should be delivered in writing to the Company’s secretary at the Company’s principal executive offices.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 13, 2012

TELOS CORPORATION

By:	/s/ Michele Nakazawa
Michele Nakazawa Chief Financial Officer